Provisions	12 Months Ended
Dec. 31, 2018
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Provisions

Note 17. Provisions

Accounting policy

A provision is recognized if, as a result of a past event, we have a present legal or constructive obligation that can be estimated reliably, and it is probable that an outflow of economic benefits will be required to settle the obligation.

The amount recognized as a provision is the best estimate of the expenditure required to settle the present obligation at the reporting date.

Provisions for retirement and other benefits

Our defined benefit obligations, and their cost, are determined using the projected unit credit method.

The method consists in measuring the obligation based on a projected end-of-career salary and vested rights at the measurement date, according to the provisions of the collective bargaining agreement, corporate agreements and applicable law.

Actuarial assumptions used to determine the benefit obligations are specific to each country and each benefit plan. The discount rate used is the yield at the reporting date on AA credit-rated bonds with maturity dates that approximate the expected payments for our obligations.

Actuarial gains or losses are recognized in the statement of comprehensive loss for the year in which they occur.

Other long-term employee benefits

Our net obligation for long-term employee benefits other than retirement plans is equal to the value of employees’ future benefits vested in exchange for services rendered in the current and prior periods. The benefits are discounted and the fair value of any plan assets is deducted.

The obligation is measured using the projected unit credit method. The discount rate is the same as the one used for the provisions for retirement and other benefits. Actuarial gains or losses are recognized in profit or loss for the year in which they occur.

Termination benefits

Termination benefits are recognized as a liability and expense at the earlier of the following dates:

•	When the entity can no longer withdraw the offer of those benefits; and

•	When the entity recognizes costs for a restructuring that is within the scope of IAS 37 Provisions and involves the payment of termination benefits.

Details of provisions

	01/01/2017	Additions	Amounts used during the period	Reversals	OCI	12/31/2017
	$ in thousands
Pension	560	949	—	—	683	2,193
Loss on contract	—	1,876	—	—	—	1,876
Employee litigation and severance	121	29	(50)	(108)	9	1
Commercial litigation	468	552	(102)	(215)	79	782
Redundancy plan	6	—	—	—	1	7

Total	1,154	3,406	(152)	(323)	773	4,858

Non-current provisions	560	2,186	—	—	683	3,430
Current provisions	594	1,220	(152)	(323)	89	1,427

	01/01/2018	Additions	Amounts used during the period	Reversals	OCI	12/31/2018
	$ in thousands
Pension	2,193	314	(54)	—	(175)	2,278
Loss on contract	1,876	—	(834)	—	1	1,043
Employee litigation and severance	1	43	—	(1)	(2)	41
Commercial litigation	782	646	—	(570)	(8)	850
Redundancy plan	7	—	—	(6)	(1)	—

Total	4,858	1,003	(888)	(577)	(186)	4,211

Non-current provisions	3,430	314	(888)	—	(175)	2,681
Current provisions	1,427	688	—	(577)	(11)	1,528

During the year ended December 31, 2018, additions mainly relates to (i) operating charges linked with discussions with suppliers for $0.6 million and (ii) pension service cost of the period for $0.3 million (see detail above). Amounts used during the year ended December 31, 2018 mainly consists of (i) the rents payments of the facility lease in Montvale, New Jersey (USA) for $0.8 million and (ii) settlement of commercial litigations with suppliers for $0.6 million.

During the year ended December 31, 2017, additions in (i) commercial litigations mainly relates to one supplier and in (ii) loss on contract is mainly attributable to our willingness to discontinue the facility lease in Montvale, New Jersey (USA). Amounts used during the year ended December 31, 2017 mainly consist of the payments to a former supplier and in settlement of employee litigations.

Commitments for compensation payable to employees upon their retirement

France

In France, pension funds are generally financed by employer and employee contributions and are accounted for as defined contribution plans, with the employer contributions recognized as expense as incurred. There are no actuarial liabilities in connection with these plans. Expenses recorded in the years ended December 31, 2016, 2017 and 2018 amounted to $0.8 million, $0.8 million and $1.5 million, respectively.

French law also requires payment of a lump sum retirement indemnity to employees based on years of service and annual compensation at retirement. Benefits do not vest prior to retirement. We are paying this defined benefit plan. It is calculated as the present value of estimated future benefits to be paid, applying the projected unit credit method whereby each period of service is seen as giving rise to an additional unit of benefit entitlement, each unit being measured separately to build up the final.

The calculation of legal compensation for termination has changed in 2017 following the publication of a new French law.

The two important changes are:

•	Seniority conditions: the employee must justify to be entitled to an indemnity of 8 working months against one year before.

•	Calculation of the allowance: 1/4 of a month of salary per year of seniority up to 10 years, against 1/5 before, and no change beyond the 11th year.

As part of the estimation of the retirement indemnity to employee, the following assumptions were used for all categories of employees:

	2016	2017	2018
% social security contributions	45.00%	45.00%	45.00%
Salary increases	2.00%	3.50%	3.50%
Discount rate	1.75%	1.75%	1.75%
Terms of retirement	voluntary retirement
Retirement age	65 years old	65 years old	65 years old

The discount rates are based on the market yield at the end of the reporting period on high quality corporate bonds.

The following table shows reconciliation from the opening balances to the closing balances for net defined benefit liability and its components.

$ in thousands
As of January 1, 2016	(477)

Current service cost	(65)
Interest cost	(9)
Actuarial gains and losses	(31)
Reclassification/CTA	20
As of December 31, 2016	(562)

Current service cost	(925)
Interest cost	(24)
Actuarial gains and losses	(515)
Reclassification/CTA	(168)
As of December 31, 2017	(2,194)

Current service cost	(276)
Interest cost	(38)
Benefit paid	54
Actuarial gains and losses	70
Reclassification/CTA	105
As of December 31, 2018	(2,279)

United States of America

There is no defined benefit plan for Cellectis S.A.’s subsidiaries located in the United States.